                          PRUCO LIFE INSURANCE COMPANY
                         STRATEGIC PARTNERS ANNUITY ONE
                             STRATEGIC PARTNERS PLUS

                        SUPPLEMENT DATED FEBRUARY 7, 2003
                      TO PROSPECTUSES DATED JANUARY 6, 2003




CONTRACT WITH CREDIT

For Contracts With Credit we may offer lower interest rates for the fixed rate options then we offer for the Contract Without Credit.

NO SUBSEQUENT PURCHASE PAYMENTS

CONTRACTS ISSUED IN MASSACHUSETTS

The prospectuses state that an owner makes an initial payment to purchase the contract, and may make subsequent purchase payments prior to annuity payments beginning. In Massachusetts, you may not make any additional purchase payments after your initial purchase payment.

CONTRACTS ISSUED IN PENNSYLVANIA

The prospectuses state that an owner makes an initial payment to purchase the contract, and may make subsequent purchase payments prior to annuity payments beginning. In Pennsylvania for contracts with credit, you may not make any additional purchase payments after your initial purchase payment.